Net Loss Per Share (Details) - Schedule of calculation of basic and diluted net loss per share attributable to common stockholders - USD ($) $ / shares in Units, $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Dec. 31, 2021	Dec. 31, 2020
Schedule of calculation of basic and diluted net loss per share attributable to common stockholders [Abstract]
Net loss	$ (25,103)	$ (19,260)	$ 79,540	$ 74,407
Weighted average shares outstanding – basic and dilutive	12,527,229	11,872,698	12,104,523	11,780,078
Basic and diluted net loss per share	$ (2)	$ (1.62)	$ 6.57	$ 6.59